                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2002


                             CONSECO FINANCE CORP.
                     CONSECO FINANCE SECURITIZATIONS CORP.
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            (Exact name of registrant as specified in its charter)


       Delaware               333-86422 and 333-86422-01         41-1807858
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(State or other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code: (651) 293-3400
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                                 Not Applicable

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         (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.
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         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.
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         Not applicable

ITEM 3.  Bankruptcy or Receivership.
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         Not applicable

ITEM 4.  Changes in Registrant's Certifying Accounting.
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         Not applicable

ITEM 5.  Other Events.
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         Not applicable

ITEM 6.  Resignations of Registrant's Directors.
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         Not applicable

ITEM 7.  Financial Statements and Exhibits.
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         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable

         (c) Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.     Description
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                 4.1 Pooling and Servicing Agreement between Conseco Finance Securitizations Corp., as Seller, Conseco Finance Corp., as Originator and Servicer, Wells Fargo Bank Minnesota, National Association, as Backup Servicer, and U.S. Bank National Association, as Trustee, dated as of July 1, 2002, relating to Certificates for Home Equity Loans, Series 2002-C.

                 4.2 Transfer Agreement between Conseco Finance Securitizations Corp., as Purchaser, and Conseco Finance Corp., as Seller, dated as of July 1, 2002.

                 8.1 Tax opinion of Briggs and Morgan Professional Association, dated July 9, 2002, relating to REMIC matters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CONSECO FINANCE
                             SECURITIZATIONS CORP.
                             as Seller of Certificates for Home Equity
                             Loans, Series 2002-C

                             By: /s/ Keith A. Anderson
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                                 Keith A. Anderson
                                 Senior Vice President and Treasurer

INDEX TO EXHIBITS


Exhibit
Number
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 4.1      Pooling and Servicing Agreement between Conseco Finance
          Securitizations Corp., as Seller, Conseco Finance Corp., as Originator and Servicer, Wells Fargo Bank Minnesota, National Association, as Backup Servicer, and U.S. Bank National
          Association, as Trustee, dated as of July 1, 2002, relating to Certificates for Home Equity Loans, Series 2002-C.

 4.2 Transfer Agreement between Conseco Finance Securitizations Corp., as Purchaser, and Conseco Finance Corp., as Seller, dated as of July 1, 2002.

 8.1 Tax opinion of Briggs and Morgan, Professional Association, dated July 9, 2002, relating to REMIC matters.